Exhibit 99.1

ONE Nuclear Energy LLC and Hennessy Capital Investment Corp. VII Announce Closing of Business Combination

ONE Nuclear Energy Inc. Expected to Trade Under Ticker “ONEN” on Nasdaq on or About September 24, 2026

Transaction positions ONE Nuclear to advance its nuclear and large-scale energy infrastructure development platform

Combined Platform Launches with 5 GW of Nuclear, Natural Gas and Battery Storage Capacity in Active Development

West Palm Beach, Florida, and Zephyr Cove, Nevada, September 23, 2026 (BUSINESS WIRE) — ONE Nuclear Energy LLC (“ONE Nuclear”), an independent developer of large-scale energy solutions powered by natural gas and advanced nuclear technologies, and Hennessy Capital Investment Corp. VII (“Hennessy VII”), a special purpose acquisition company, today announced the closing of their previously announced business combination (the “Business Combination”). The Business Combination was approved by Hennessy VII shareholders at an extraordinary general meeting held on August 24, 2026. In connection with the closing, Hennessy VII completed its previously disclosed domestication as a Delaware corporation and ONE Nuclear became a direct, wholly-owned subsidiary of Hennessy VII. Effective immediately following the consummation of the Business Combination, the combined company was renamed “ONE Nuclear Energy Inc.” Shares of ONE Nuclear Energy Inc.’s common stock are expected to commence trading on the Nasdaq Global Market under the ticker symbol “ONEN” on or about September 24, 2026.

“Today is an important milestone in ONE Nuclear’s journey. As a public company, we are well positioned to accelerate the development of our integrated natural gas and advanced nuclear platform and help meet the surging demand for reliable, baseload power,” said Richard Taylor, Co-Founder, Chairman and Chief Executive Officer of ONE Nuclear. “Going public gives us the capital access and visibility to move the Louisiana Portfolio forward at the pace the market demands, including meeting the fast-growing power needs of AI and data center customers. We are grateful to our shareholders and partners for their support as we build the energy infrastructure America needs.”

ONE Nuclear’s 5 GW Louisiana Portfolio consists of three energy projects

ONE Nuclear’s multi-technology strategy pairs fast-to-market natural gas generation with advanced nuclear small modular reactor (“SMR”) technologies to deliver reliable, baseload power at scale. ONE Nuclear is advancing a pipeline of utility-scale projects designed around the needs of specific customers, grids and communities. ONE Nuclear’s Louisiana Portfolio includes Project Amberjack, a standalone, scalable, multi-unit SMR campus targeting up to 1 GW of advanced nuclear generation capacity, Project Cayman, a separate 2.88 GW natural gas plant and a 700 MW, 2.88 GWh Battery Energy Storage System project with a co-located high-capacity data center campus, and Project Barracuda, a 1.2 GW natural-gas plant with a 300 MW / 1,200 MWh BESS and a co-located 1 GW data center. To support its development program, ONE Nuclear works with a range of leading technology providers across the natural gas and advanced nuclear sectors and is supported by a management team and advisory board with deep energy, nuclear, regulatory and governmental experience.

Daniel J. Hennessy, the Chairman & Chief Executive Officer of Hennessy VII said, “We are excited to see the Business Combination successfully completed and congratulate the ONE Nuclear Energy team on this milestone. Becoming a publicly listed company positions ONE Nuclear to complete its growth plans, address the country’s growing need for reliable, large-scale power and create significant and sustained value for all stakeholders.”

B. Riley Securities, Inc. served as financial advisor, Rose & Ward PLLC and Nelson Mullins Riley & Scarborough, LLP served as legal advisors, and ICR, Inc. served as strategic communications advisor to ONE Nuclear. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC served as exclusive financial advisor and lead capital markets advisor, Sidley Austin LLP served as U.S. legal advisor and Appleby (Cayman) Ltd. served as Cayman Islands legal advisor to Hennessy VII.

About ONE Nuclear

ONE Nuclear develops advanced nuclear and large-scale energy infrastructure designed to deliver reliable power, strengthen energy security and enable American industrial growth. The company advances projects through disciplined site control, siting and constraints analysis, regulatory planning, engineering coordination and project development. For more information, please visit www.onenuclearenergy.com.

About Hennessy VII

Hennessy VII is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities, with a focus on identifying and acquiring companies in the industrial technology and energy transition sectors. For additional information, please visit www.hennessycapital7.com.

Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements regarding ONE Nuclear’s and Hennessy VII’s expectations, beliefs, intentions, strategies, and projections. All statements other than statements of historical facts contained in this press release are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “position,” “should,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, the anticipated benefits from the consummation of the Business Combination, ONE Nuclear’s management team’s expectations concerning the outlook for its business, productivity, plans, growth and capital investments, operational and cost performance, revenue generation, development timelines, potential generation capacities of specific sites, regulatory outlook, future market conditions, success of strategic relationships, developments in the capital and credit markets, expected future financial performance, as well as demand for nuclear energy and the economic outlook for the nuclear energy industry.

Forward-looking statements speak only as of the date of this press release and are based on ONE Nuclear’s and Hennessy VII’s current beliefs and assumptions. ONE Nuclear and Hennessy VII undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Actual results may differ materially due to various risks and uncertainties, including but not limited to: (1) market risks; (2) the effect of the announcement and the consummation of the Business Combination on ONE Nuclear’s business relationships, performance, and business generally; (3) failure to realize anticipated benefits from the Business Combination; (4) the outcome of any legal proceedings that may be instituted against ONE Nuclear or Hennessy VII related to the Business Combination; (5) ONE Nuclear’s ability to execute on its business plan and to develop and maintain key strategic relationships and enter into definitive agreements in connection therewith; (6) competition in ONE Nuclear’s industry; (7) transaction-related costs; (8) the risk that changes in laws or regulations adversely affect ONE Nuclear’s business plans and operations; (9) adverse economic or competitive conditions; (10) the risk that ONE Nuclear may not be able to successfully develop its exclusive sites or other sites and the commercial viability of any such site; (11) the risk that ONE Nuclear will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (12) other risks and uncertainties described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the 424(b) final prospectus filed by Hennessy VII (n/k/a ONE Nuclear Energy Inc.) with the U.S. Securities and Exchange Commission (the “SEC”) on August 3, 2026, and in those documents that Hennessy VII (n/k/a ONE Nuclear Energy Inc.) has filed, or will file, with the SEC. The foregoing list is not exhaustive, and there may be additional risks that neither Hennessy VII nor ONE Nuclear presently knows or that Hennessy VII and ONE Nuclear currently believe are immaterial. ONE Nuclear and Hennessy VII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made.

Contacts

For Investors:

Caldwell Bailey – ICR, Inc.

onenuclear@icrinc.com

For Media:

Matt Dallas – ICR, Inc.

onenuclear@icrinc.com